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                                                                    EXHIBIT 23.3


                    [RANDY SIMPSON C.P.A. P.C. LETTERHEAD]


                      CONSENT OF INDEPENDENT ACCOUNTANT

        I consent to the inclusion, by reference, in this registration statement on Form SB-2 of my report dated March 11, 1995 on my audit of the financial statements of Environmental Safeguards, Inc. for the year ended December 31, 1994. I also consent to the reference to my firm under the caption "Experts".

        /s/ RANDY SIMPSON CPA PC

        Sandy, Utah
        January 2, 1997